EXHIBIT 32.1

         The following certification is provided by the undersigned Chief Executive Officer and Chief Financial Officer of Royal Financial, Inc. on the basis of such officers' knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION
                                  -------------

         In connection with the Quarterly Report of Royal Financial, Inc. (the "Company") on Form 10QSB for the nine months ended March 31, 2005, as filed with the Securities and Exchange Commission on May 13, 2005 (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2005
                                         /s/ Donald A. Moll
                                         ---------------------------------------
                                         Name:  Donald A. Moll
                                         Title: President and Chief Executive
                                                Officer

Date:  May 13, 2005
                                         /s/ Neil Brodzinski
                                         ---------------------------------------
                                         Name:  Neil Brodzinski
                                         Title: Senior Vice President and
                                                Chief Financial Officer


         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of this Report.